                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



        Date of Report (Date of Earliest Event Reported): August 29, 2001



                             STV GROUP, INCORPORATED
                             -----------------------
             (Exact name of registrant as specified in its charter)




       Pennsylvania                     0-3415                   23-1698231
       ------------                     ------                   ----------
(State or other jurisdiction    (Commission File Number)      (I.R.S. Employer
     of incorporation)                                       Identification No.)



             205 West Welsh Drive, Douglassville, Pennsylvania 19518
             -------------------------------------------------------
                (Address of principal executive offices/Zip Code)

Registrant's telephone number, including area code: 610-385-8200
                                                    ------------

Former name, former address, and former fiscal year, if changed since last report: N/A
         ---

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Item 5.  Other Events

On August 29, 2001, the shareholders of STV Group, Incorporated (the "Company") voted to approve the Agreement and Plan of Merger dated April 30, 2001 between the Company and the Company's employee stock ownership plan (the "ESOP"), and the Articles of Merger to consummate the transaction were filed with the Secretary of State of the Commonwealth of Pennsylvania. Pursuant to the merger, all issued and outstanding shares of the Company's common stock not owned by the ESOP will be exchanged for $11.25 per share in cash and the shares of the Company's common stock owned by the ESOP will be retained by the ESOP, making the ESOP the sole shareholder of the Company.












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Item 7.  Financial Statements and Exhibits

         (a)      Financial Statements of business acquired.

                  Not applicable.

         (b)      Proforma Financial Information.

                  Not applicable.

         (c)      Exhibits.

                  The following exhibits are filed herewith:



S-K Item
Number              Description
------              -----------

  2* Agreement and Plan of Merger dated April 30, 2001 between the Company and the ESOP


 99                 Press Release dated August 29, 2001

---------------------------
* Incorporated by reference to the Form 8-K filed with the Commission on May 11, 2001.







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                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                      STV GROUP, INCORPORATED


Date:  August 29, 2001                By:/s/ Dominick M. Servedio
                                         ----------------------------------
                                      Dominick M. Servedio
                                      President and Chief Executive Officer












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                                  EXHIBIT INDEX



S-K Item
Number              Description
------              -----------

  2* Agreement and Plan of Merger dated April 30, 2001 between the Company and the ESOP

 99                 Press Release dated August 29, 2001

----------------------------
* Incorporated by reference to the Form 8-K filed with the Commission on May 11, 2001.









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